                                                                    EXHIBIT 99.3

Non-Core Assets

DISPOSED

  -  Gaylord Digital
  -  Word
  -  CMTI
  -  Pandora Films
  -  Z Music
  -  Gaylord Studios
  -  GET Event TV
  -  Sports Group
  -  GET Productions
  -  GET Management
  -  MM&E Admin


 TO BE DISPOSED

    -  Minority interest in Predators
    -  Minority interest in Opry Mills
    -  OKC Redhawks
    -  Real Estate                                  Collectively, these
                                                    six are $300 - $400M
 TO BE DETERMINED                                         in Value

    -  Acuff-Rose
    -  Minority interest in Bass Pro Shops



                                                                      [GAYLORD
                                                                   ENTERTAINMENT
                                                                        LOGO]

                                    Slide 8